UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 9, 2005

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

211 Somerville Road, Route 202 North, Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 470-2800

Former name or former address if changed since last report:  no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOJECT MEDICAL TECHNOLOGIES INC.

FORM 8-K

INDEX

Item	Description

Item 1.01	Entry into Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Item 1.01 Entry into a Material Definitive Agreement

On June 9, 2005, the shareholders of Bioject Medical Technologies Inc. (the “Company”) approved an amendment to the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares reserved for issuance under the Plan from 450,000 to 750,000.  The ESPP is filed as Exhibit 10.1 hereto.

On June 9, 2005, the shareholders of the Company also approved an amendment to the Company’s Restated 1992 Stock Incentive Plan (the “Incentive Plan”) to change the awards made to non-employee directors.  The Incentive Plan is filed as Exhibit 10.2 hereto.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1                           2000 Employee Stock Purchase Plan, as amended

10.2                           Restated 1992 Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2005	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ JOHN GANDOLFO
John Gandolfo
Chief Financial Officer and Vice President of Finance